Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made effective as of August 22, 2014, by and among Pure Bioscience, Inc., a Delaware corporation (the “Company “), and each of the persons executing a copy of this Agreement (each an “Investor” and, collectively, the “Investors”).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

“Investor” or “Investors” shall mean a person or the persons executing a copy of this Agreement and the Purchase Agreement and any Affiliate of any Investor who is a subsequent holder of any Registrable Securities.

“Issuable Shares” shall mean the Purchased Shares and the Warrant Shares.

“Prospectus” shall mean (i) the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” shall mean that certain Securities Purchase Agreement by and among the Company and the purchasers named therein.

“Purchased Shares” shall mean the shares of Common Stock acquired by an Investor pursuant to the Securities Purchase Agreement.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing the Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Purchase Shares, (ii) the Warrant Shares and (iii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon the earlier of (a) the Registration Statement with respect to the sale of such securities becoming effective under the 1933 Act and such securities having been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (b) such securities having been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them not requiring registration under the 1933 Act, (c) such securities having ceased to be outstanding, (d) such securities being saleable under Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act, assuming with respect to the Warrant Shares, that the Investor acquires the Warrant Shares through the cashless exercise provisions of the Warrants or (e) three (3) years from the date of this Agreement.

“Registration Statement” shall mean a registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, as well as amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Warrants” shall mean, the Warrants to purchase shares of Common Stock issued to the Investors pursuant to the Purchase Agreement, a form of which is attached to the Purchase Agreement as Exhibit B.

“Warrant Shares” shall mean the shares of Common Stock issuable upon the exercise of the Warrants.

“1933 Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statement. The Company shall prepare and file the Registration Statement on Form S-1, including the prospectus to be used in connection therewith, covering the resale of the Registrable Securities by the Investors on a continuous basis pursuant to Rule 415 (or, if Form S-1 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the prior written consent of the Investors) as promptly as practicable, but not later than forty-five (45) days after the date of this Agreement (the “Filing Deadline”). Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A (the “Plan of Distribution”). Such Registration Statement also shall cover, to the extent allowable under the 1933 Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Except as expressly provided in the Purchase Agreement, such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Investors. The Registration Statement (and each amendment or supplement thereto, and any request for acceleration of effectiveness thereof) shall be provided in accordance with Section 2(c) to the Investors and their counsel prior to its filing or other submission.

(b) Expenses. The Company will pay all expenses associated with the registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, reasonable fees and expenses of one counsel to the Investors and the Investors’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c) Effectiveness.

i) The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the 1933 Act as promptly as reasonably practicable after the filing thereof. Any request for acceleration of the Registration Statement shall seek effectiveness at 4:01 p.m., New York time, or as soon thereafter as practicable. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after the Registration Statement is declared effective, shall file with the SEC under Rule 424 a final Prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after the Registration Statement is declared effective, and shall advise the Investors in writing that either (i) it has complied with the requirements of Rule 172 or (ii) it is unable to satisfy the conditions of Rule 172 and, as a result, Investors are required to deliver a copy of the Prospectus in connection with any sales of Registrable Securities (in which case, the Company shall deliver to the Investors a copy of the Prospectus to be used in connection with the sale or other disposition of the securities covered thereby). Notwithstanding the foregoing, there shall be no monetary penalty or liquidated damages imposed upon the Company if the Registration Statement is not declared effective by the SEC.

ii) For not more than one hundred twenty (120) consecutive days or for a total of not more than one hundred eighty (180) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use reasonable best efforts to terminate an Allowed Delay as promptly as practicable.

3. Company Obligations. The Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use its commercially reasonable efforts to cause such Registration Statement to become effective as provided herein and to remain continuously effective for a period that will terminate upon the earlier of (i) the Registration Statement with respect to the sale of such securities becoming effective under the 1933 Act and all such securities having been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (ii) all such securities having been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them not requiring registration under the 1933 Act, (iii) all such securities having ceased to be outstanding, (iv) all such securities being saleable under Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act, assuming with respect to the Warrant Shares, that the Investor acquires the Warrant Shares through the cashless exercise provisions of the Warrants or (v) three (3) years from the date of this Agreement (the “Effectiveness Period “) and advise the Investors in writing when the Effectiveness Period has expired;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) furnish to each of the Investors and their single designated legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of the Registration Statement and any amendment thereto, the preliminary prospectus and Prospectus and any amendment or supplement thereto, and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the Registration Statement;

(d) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(e) to the extent required by applicable law, prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investors and (ii) do any and all other acts or things commercially reasonable or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(e), or (iii) file a general consent to service of process in any such jurisdiction;

(f) use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed; and

(g) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities, and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(h) With a view to making available to the Investors the benefits of Rule 144 of the 1933 Act (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144 without regard to any volume limitation requirements under Rule 144 or (B) such date as all of the Registrable Securities shall have been resold and (ii) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act.

4. Due Diligence Review; Information.

(a) The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

(b) The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of the Investors.

(a) Each Investor shall use its commercially reasonable efforts to furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required by the provisions of this Agreement to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, including a completed questionnaire in the form attached hereto as Exhibit B. At least ten (10) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least four (4) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(g) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application “); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by an Investor or any controlling person of an Investor in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor or any controlling person of such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. In addition, an Investor shall not be liable hereunder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the Company’s, or any underwriter’s, or their representatives’ failure to send or give a copy of a final Prospectus, as the same may be then supplemented or amended, to the person or entity asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of securities to such person or entity if such statement or omission was corrected in such final Prospectus.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended or waived only by a writing signed by (i) the Company and (ii) the Investors holding a majority of the Issuable Shares (assuming the exercise of the Warrants). The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investors holding a majority of the Issuable Shares (assuming the exercise of the Warrants).

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such transferee or assignee shall execute a copy of this Agreement and that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investors holding a majority of the Issuable Shares (assuming conversion of the Notes and exercise of the Warrants), provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Investors holding a majority of the Issuable Shares (assuming conversion of the Notes and exercise of the Warrants), after notice duly given by the Company to each Investor.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[signature pages follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

THE COMPANY:

PURE BIOSCIENCE, INC.

By:	/s/ Peter C. Wulff
Name:	Peter C. Wulff
Title:	Chief Financial Officer and Chief Operating Officer

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

LIST OF INVESTORS

David Pfanzelter
Jack M. Ferraro
David M. Theno
Michael D. Fawver
Jacob Wizman
James E. Puerner
Peter K Nitz
Katherine Nitz-Nagy
Stan Caplan
William Otis
Bibicoff Family Trust
Christine Michelle Nitz
Michael Malouf
Bruce Evans
Chen Sheng-Cheng
Marshall Lin & Jennifer Lin
William Lin
Justin Lin
Bruce Bradley
Michael Dolan
Franchise Brands, LLC

Exhibit A

Plan of Distribution

The selling stockholders, which includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders will be subject to the prospectus delivery requirements of the Securities Act, unless an exemption therefrom is available.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $35,000 in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws and the selling stockholders’ expenses; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act.

Exhibit B

SELLING SHAREHOLDERS QUESTIONNAIRE

In connection with the preparation of the Registration Statement on Form S-1 of Pure Bioscience, Inc. (the “Company”), it is necessary that the Company obtain from you (“Selling Shareholder”) written verification of certain information required to be disclosed in the Registration Statement.

Please use the utmost care in responding to this Questionnaire. You should be aware that if the Registration Statement contains any false or misleading statements which are material, under certain circumstances the Company and those in control of the Company, including officers and directors, could be subject to liability. If the answer to any of the questions is “no,” “none” or “not applicable,” please so indicate. Please do not leave any questions unanswered.

As used herein, “Fiscal Year” refers to the Company’s fiscal year ended July 31, 2014, and for previous fiscal years. Other italicized terms are defined in Appendix A to this Questionnaire.

If at any time prior to the effectiveness of the Registration Statement you discover that your answer to any question was inaccurate, or if any event occurring subsequent to your completion hereof and prior to the effectiveness of the Registration Statement would require a change in your answers to any questions, please contact Peter Wulff, the Chief Financial Officer, by telephone at (619) 596-8600, ext. 111 immediately.

I hereby acknowledge, by my execution and dating of this Questionnaire in the places indicated below, that my answers to the following questions are true and correct to the best of my information and belief.

THE INVESTORS:

By:

Printed Name:

Title (if applicable):

Entity Name (if applicable):

Dated:

APPENDIX A

DEFINITIONS OF CERTAIN TERMS

IN SELLING SHAREHOLDERS QUESTIONNAIRE

(Arranged Alphabetically)

1. “Affiliate.” An “affiliate” of any entity is a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person (for example, a parent subsidiary or sister corporation).

2. “Associate.” “Associate” for the purpose of Question 4 means (1) any corporation or organization (other than the Company or a majority-owned subsidiary of the Company) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as a trustee or in a similar fiduciary capacity; and (3) any member of your immediate family. “Associate” for the purpose of Question 13 means the same as the foregoing, except that subsection (1) shall state “any corporation or organization … of which you are an executive officer.”

3. “Beneficially Owned” or “Beneficial Ownership.”

a. General Rule. Under the rules of the SEC, you are deemed to “beneficially own” or be the “beneficial owner” of any security with respect to which you have or share, directly or indirectly, through any contract, arrangement, understanding, relationship, agreement or otherwise: (1) Voting Power (which includes the power to vote, or to direct the voting of, such security); and/or (2) Investment Power (which includes the power to dispose, or to direct the disposition of, such security). You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Some specific applications of the above definition of beneficial ownership are:

(i) Family situations. Although the determination of beneficial ownership of securities is necessarily a question to be determined in light of the facts of each particular case, family relationships may result in your having, or sharing, the power to vote, or direct the voting of, or dispose, or direct the disposition of, shares held by your family members. In view of the broad definition of “Beneficial Ownership,” it may be prudent to include such shares in your beneficial ownership disclosure and then disclaim beneficial ownership of such securities pursuant to Question 6.

(ii) Shares held by others for your benefit. There are numerous instances in which you may have, or share, voting or investment power (as defined above) over securities, although the securities are held by another person or entity. For example, you may have or share such power in securities held for you or your family members living with you by custodians, brokers, relatives, executors, administrators or trustees; securities held for your account by pledgees; securities owned by a partnership in which you are a member; and securities owned by a corporation which is or should be regarded as a personal holding company of yours or is controlled by you.

(iii) Shares held by you for the benefit of others. Beneficial ownership of securities also includes securities held in your name as a trustee, custodian or other fiduciary where you have, or share, voting or investment power with respect to such securities.

b. Options and other rights to acquire securities. In addition to being beneficial owner of securities over which you have, or share, voting or investment power, the SEC has determined that you are deemed to be the beneficial owner of a security if you have a right to acquire beneficial ownership of (i.e., the right to obtain or share voting or investment power over) such security at any time within sixty days. Examples of such rights would include the right to acquire: (i) through the exercise of any option, warrant or similar right; (ii) through conversion of any security; or (iii) pursuant to the power to revoke, or the provision for automatic termination of, a trust, discretionary account or similar arrangement. Also, if you have acquired or hold any options, convertible securities or power to revoke such a trust with the “purpose or effect” of changing or influencing control of the Company, you are deemed the beneficial owner of the underlying securities upon such acquisition, without regard to the sixty-day rule stated above.

4. “Control” or “Controlled.” The term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise. An executive officer or director of a company generally is considered to control that company. It is suggested that, if you are in doubt as to the meaning of “control” in a particular context, you communicate with counsel.

5. “Equity Security.” The definition of “equity security” encompasses more than common and preferred stock. It includes for instance convertible debt instruments as well as warrants and options to acquire stock or similar securities. If you have a question as to the proper characterization of your holdings you should consult with the Company’s legal counsel.

6. “Executive Officer.” “Executive officer” for the purpose of this Questionnaire means the president of a company, any vice president of it in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function or any other person who performs similar policy-making functions for the company. Executive officers of subsidiaries may be deemed executive officers of a company if they perform such policy-making functions for the company.

7. “Immediate Family.” “Immediate family” for the purpose of this Questionnaire includes your spouse, parents, children, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.

8. “Officer.” “Officer” means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, and any person routinely performing corresponding functions with respect to any organization whether incorporated or unincorporated.

9. “Person.” “Person” for the purpose of this Questionnaire means an individual, a corporation, a partnership, an association, a joint-stock company, a business trust, an unincorporated organization, or any other entity.

10. “Transaction” or “Transactions.” “Transaction” or “transactions” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. No transaction or interest therein need be disclosed where: (a) the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; (b) the transaction involves services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services; or (c) the interest in question arises solely from the ownership of securities of the Company and the interested party receives no extra or special benefit not shared on a pro-rata basis by all shareholders.